UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2016

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MVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

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WV     000-50567     20-0034461

(State or Other Jurisdiction  (Commission(I.R.S. Employer

     of Incorporation)    File Number)Identification No.)

301 Virginia Avenue, Fairmont, WV  26554-2777

(Address of Principal Executive Offices) (Zip Code)

304-363-4800

(Registrant’s telephone number, including area code)

N/A/

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (“Board”) of MVB Financial Corp. (“MVB” or “the Company”) has appointed new named executive officers, effective April 1, 2016, in advance of the upcoming MVB Annual Shareholders Meeting, which is scheduled to occur on May 17, 2016 in Charleston, West Virginia.

The following employees were elected to be the MVB named executive officers, effective April 1, 2016:  Larry F. Mazza, as Chief Executive Officer and President; and Donald T. Robinson, as Executive Vice President and Chief Financial Officer.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

April 1, 2016MVB Financial Corp.

By:  /s/ Larry F. Mazza

       Larry F. Mazza

       President & Chief Executive Officer